UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2010 (April 21, 2010)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	1-7775 (Commission File Number)	95-0740960 (I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia      23219
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 21, 2010, Massey Energy Company (the “Registrant”) issued a press release (the “Press Release”) regarding its unaudited financial results for the three months ended March 31, 2010.  The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

This Item 2.02 of this Current Report on Form 8-K and the Press Release attached hereto are being furnished by the Registrant pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 (other than pages 8 to 11), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01                      Other Events

The unaudited consolidated financial results of the Registrant for the three months ended March 31, 2010 set forth on pages 8 to 11 of the Press Release are incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated April 21, 2010 issued by the Registrant entitled “Massey Energy Reports First Quarter 2010 Operating Results” (pages 8 to 11 of this exhibit are hereby deemed "filed")

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: April 21, 2010	By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary

Exhibit Index

Exhibit No.                      Description

99.1	Press release dated April 21, 2010 issued by the Registrant entitled “Massey Energy Reports First Quarter 2010 Operating Results” (pages 8 to 11 of this exhibit are hereby deemed "filed")